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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 1999

                      THE NEWHALL LAND AND FARMING COMPANY
                       (a California Limited Partnership)
             (Exact name of registrant as specified in its charter)

         California                       1-7585                95-3931727
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

                    23823 Valencia Blvd., Valencia, CA 91355
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 661-255-4000


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Item 5.  OTHER  EVENTS

     Included in this report on Form 8-K is a news release issued by the Partnership on September 16, 1999 concerning the announcement of intended repurchases of up to approximately 20% of outstanding partnership units.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following is furnished as an exhibit to this report:

         99 News release dated September 16, 1999 issued by The Newhall Land and Farming Company


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE NEWHALL LAND AND FARMING COMPANY
                                 (a California Limited Partnership)
                                            Registrant

                               By       Newhall Management Limited Partnership,
                                                   Managing General Partner

                               By       Newhall Management Corporation,
                                                   Managing General Partner

Date:   September 17, 1999     By             /s/ DONALD L. KIMBALL
                                        ---------------------------------------
                                        Donald L. Kimball
                                        Vice President - Finance and  Controller
                                        Newhall Management Corporation
                                        (Principal Accounting Officer)


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                                 EXHIBIT INDEX

Exhibit
Number       Description of Exhibit
--------     ----------------------
  99         News release dated September 16, 1999 issued by The Newhall Land and Farming Company